CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-7

Section 7.3 Indenture                        Distribution Date:        1/18/2005
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(i)     Amount of the distribution allocable to principal of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Principal Payment                                    0.00
               Class B Principal Payment                                    0.00
               Class C Principal Payment                                    0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,500,887.50
               Class B Note Interest Requirement                      140,444.79
               Class C Note Interest Requirement                      232,846.88
                       Total                                        1,874,179.17

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         2.38236
               Class B Note Interest Requirement                         2.67514
               Class C Note Interest Requirement                         3.44958

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        630,000,000
               Class B Note Principal Balance                         52,500,000
               Class C Note Principal Balance                         67,500,000

(iv)    Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)     Required Owner Trust Spread Account Amount                  7,500,000.00


                                                 By:
                                                    ----------------------------
                                                    Name:  Patricia M. Garvey
                                                    Title: Vice President

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